November 1, 2004
Supplement

SUPPLEMENT DATED NOVEMBER 1, 2004 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 28, 2003

Effective November 1, 2004, the Board of Trustees of the Funds approved amending and restating the existing investment management agreement for each Fund ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. Morgan Stanley Investment Advisors Inc., the Funds' Investment Manager ("MSIA"), will continue to provide investment advisory services under amended and restated investment advisory agreement ("Investment Advisory Agreements"). The administration services previously provided to each Fund by MSIA will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement ("Administration Agreement") entered into by each Fund with the Administrator. Under the terms of the Administration Agreement, the Administrator will provide the same administration services previously provided by MSIA.

Although the entities providing administration services to the Funds have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by any Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by any Fund.

All references in the Statement of Additional Information to the "Investment Manager" are changed to "Investment Adviser."

In addition, the following disclosure is added (or supersedes any existing disclosure) within the section entitled "II. Description of the Fund and Its Investments and Risks—B. Investment Strategies and Risks."

Investment in Real Estate Investment Trusts.    Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.